UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 15, 2006

VALOR COMMUNICATIONS GROUP, INC.
(Exact name of registrant as specified in charter)
Delaware
(State or other jurisdiction of incorporation)

001-32422	20-0792300
(Commission File Number)	(IRS Employer Identification No.)

201 E. John Carpenter Freeway, Suite 200, Irving, Texas	75062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(972) 373-1000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On May 15, 2006, VALOR Communications Group, Inc. issued a press release announcing its first quarter 2006 operating results.
The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 7.01 Regulation FD Disclosure.
A copy of the press release relating to the announcement is furnished by attachment hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit
Number	Description
99.1	Press Release dated May 15, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALOR COMMUNICATIONS GROUP, INC.
Date: May 15, 2006	/s/ William M. Ojile, Jr.
William M. Ojile, Jr.
Senior Vice President, Chief Legal Officer and Secretary